ADVANCED SERIES TRUST

AST Franklin 85/15 Diversified Allocation Portfolio

Supplement dated August 9, 2021 to the

Currently Effective Prospectus and Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Franklin 85/15 Diversified Allocation Portfolio (the Portfolio), and the Prospectus for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus and the Summary Prospectus.

Effective August 7, 2021, QS Investors, LLC (QS Investors) merged with and into Franklin Advisers, Inc. (Franklin Advisers), a subsidiary of Franklin Resources, Inc. (Franklin Resources) and also a current subadviser to the Portfolio (the Merger). The Merger did not result in a change of control.

Franklin Advisers and the other subadvisers to the Portfolio will remain subadvisers to the Portfolio. The other subadvisers are Brandywine Global Investment Management, LLC (Brandywine Global), ClearBridge Investments, LLC (ClearBridge), Western Asset Management Company, LLC (Western Asset LLC) and Western Asset Management Company Limited (Western Asset Limited, and with Western Asset LLC, Western Asset).

In order to remove QS Investors as a subadviser, the Board of Trustees of the Trust (the Board), on behalf of the Portfolio, recently approved amending the subadvisory agreement for the Portfolio among PGIM Investments LLC, QS Investors, Franklin Advisers, Brandywine Global, ClearBridge, and Western Asset to remove QS Investors as a party. Franklin Advisers will serve as asset allocator and the subadvisory fees will be paid to Franklin Advisers. The subadvisory fee rate paid by the Portfolio will not change.

To reflect these changes, the Prospectus and Summary Prospectus relating to the Portfolio are hereby revised as follows, effective immediately:

I.All references and information pertaining to "QS Investors, Inc." are hereby removed from the Prospectus and Summary Prospectus.

II.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus, and the table in the "SUMMARY: AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" section of the Prospectus are hereby deleted and replaced by the table set forth below:

Investment	Subadvisers	Portfolio Managers	Title	Service Date
Managers
PGIM	Franklin Advisers, Inc.	Thomas Picciochi,	Co-Head of Asset	November 2014
Investments LLC		CAIA	Allocation Portfolio
Management
		Jacqueline Kenney,	Vice President,	August 2021
		CFA	Portfolio Manager
		Laura Green, CFA	Vice President,	August 2021
Portfolio Manager
	Brandywine Global			November 2014
Investment
Management, LLC
	ClearBridge			November 2014
Investments, LLC
	Western Asset			November 2014
Management
Company, LLC/
Western Asset
Management
Company Limited

III.The section of the Prospectus titled "MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (FORMERLY, AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO) – Principal Investment Policies" is hereby revised by replacing the first two paragraphs with the information set forth below:

Principal Investment Policies:

The Portfolio seeks to meet its investment goals by allocating its assets among a number of different investment strategies implemented by multiple affiliated subadvisers. Franklin Advisers, Inc. (Franklin Advisers), one of the Portfolio's subadvisers, is responsible for allocating the Portfolio's assets among the strategies and the subadvisers as well as for implementing the Portfolio's liquidity strategy described below. The Portfolio utilizes a "multi-manager" approach, whereby each subadviser provides day-to-day management of the portion of the Portfolio allocated to it. Each subadviser uses different investment strategies in managing Portfolio assets, acts independently from the others and uses its own methodologies for selecting investments. Franklin Advisors also may invest the Portfolio's assets in pooled investment vehicles, as described below, in order to gain exposure to particular asset classes.

Over time the Portfolio's assets may be allocated to the following subadvisers: Franklin Advisers, Brandywine Global Investment Management, LLC (Brandywine Global), ClearBridge Investments, LLC (ClearBridge), and Western Asset Management Company, LLC/Western Asset Management Company Limited (Western Asset).

IV. The section of the Prospectus titled "HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Franklin 85/15 Diversified Allocation Portfolio (formerly, AST Legg Mason Diversified Growth Portfolio)" is hereby deleted and replaced with the information set forth below:

The portfolio managers from Franklin Advisers with joint and primary responsibility for managing the Portfolio by allocating among various investment strategies are Thomas Picciochi, Jacqueline Kenney and Laura Green. Biographies for Mr. Picciochi and Mses. Kenny and Green are provided below.

Thomas Picciochi, CAIA, serves as SVP/Co-Head of Asset Allocation Portfolio Management. Mr. Picciochi has managed portfolios for 20 years and currently manages a collection of target risk and target date multi- asset funds and separate accounts. Mr. Picciochi has been previously responsible for multi-asset portfolio management and trading at QS Investors since 2010. Mr. Picciochi was formerly a senior portfolio manager for Deutsche Asset Management's Quantitative Strategies group, and member of the Global Tactical Asset Allocation Investment Oversight Committee and portfolio manager for Absolute Return Strategies from 1999 to 2010. Prior to joining Deutsche Asset Management, Mr. Picciochi held various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management over a 13 year period. Mr. Picciochi received his BA and MBA from the University of Miami.

Jacqueline Kenney, CFA, is a vice president and portfolio manager for Franklin Templeton Investment Solutions. Prior to Franklin Templeton, Ms. Kenney was a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Before joining QS Investors in 2010, Ms. Kenney was employed by its predecessor, Deutsche Asset Management Quantitative Strategies Group. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney holds a bachelor of arts in Computer Science from Colgate University and an MBA in finance and accounting from the Ross School of Business at the University of Michigan. She also holds the Chartered Financial Analyst (CFA) designation.

Laura Green, CFA, is a vice president and portfolio manager within Franklin Templeton Investment Solutions. Ms. Green is responsible for asset allocation (multi-asset) strategies, including target-date, target- risk, volatility-controlled, ESG and customized solutions. Prior to joining Franklin Templeton, Ms. Green was a member of the Portfolio Management team at QS Investors, a quantitative multi-asset and equity manager, where she was responsible for managing similar strategies. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Before joining QS Investors in 2010, Ms .Green was a member of its predecessor, Deutsche Asset Management Quantitative Strategies group, where she held portfolio manager and portfolio assistant positions. Ms. Green holds a bachelor of arts in communication from the University of Pennsylvania. She also holds the Chartered Financial Analyst (CFA) designation.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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